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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of SciQuest.com of our report dated February 2, 2000 relating to the financial statements of SciQuest.com, Inc., which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Financial Data" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Raleigh, NC
March 28, 2000